UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Uniti Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D75964-P68773 Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. UNITI GROUP INC. 2101 RIVERFRONT DRIVE, SUITE A LITTLE ROCK, ARKANSAS 72202 UNITI GROUP INC. 2022 Annual Meeting to held virtually on May 26, 2022 at 8:00 AM ET Vote by 11:59 PM ET on May 25, 2022 You invested in UNITI GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 26, 2022. Vote Virtually at the Meeting* May 26, 2022 8:00 a.m. Eastern Time The company will be hosting the meeting live via the internet this year. To attend the meeting via the internet, please go to www.virtualshareholdermeeting.com/UNIT2022 and be sure to have the control number that is printed above. *You can also vote mail by requesting a paper copy of the materials, which will include a Proxy Card. Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D75965-P68773 1. Election of Directors Nominees: 1c. Francis X. (“Skip”) Frantz 1a. Jennifer S. Banner 1d. Kenneth A. Gunderman 1b. Scott G. Bruce 1e. Carmen Perez-Carlton 1f. David L. Solomon 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers. 3. To approve, on an advisory basis, the frequency of future votes to approve the compensation of the Company’s named executive officers. 4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accountant for the year ending December 31, 2022. NOTE: In their discretion, such other matters that may properly come before the meeting or any adjournment or adjournments thereof. For For For For For For For For Every Year